UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

JULY 31, 2007

Annual Report
to Shareholders

DWS Small Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.36%, 2.18% and 2.17% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of DWS Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/07
DWS Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.78%	9.36%	13.24%	7.47%
Class B	1.87%	8.41%	12.28%	6.59%
Class C	1.95%	8.49%	12.35%	6.64%
Russell 2000® Value Index+	7.67%	13.42%	16.28%	10.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/07	$ 22.87	$ 21.69	$ 21.77
7/31/06	$ 25.89	$ 24.91	$ 24.98
Distribution Information: Twelve Months as of 7/31/07: Income Dividends	$ .02	$ —	$ —
Capital Gain Distributions	$ 4.02	$ 4.02	$ 4.02
Class A Lipper Rankings — Small-Cap Value Funds Category as of 7/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	253	of	267	95
3-Year	189	of	215	88
5-Year	141	of	164	86

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Value Fund — Class A [] Russell 2000 Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/07
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,687	$12,326	$17,552	$19,372
	Average annual total return	-3.13%	7.22%	11.91%	6.84%
Class B	Growth of $10,000	$9,926	$12,572	$17,748	$18,934
	Average annual total return	-.74%	7.93%	12.16%	6.59%
Class C	Growth of $10,000	$10,195	$12,771	$17,904	$19,014
	Average annual total return	1.95%	8.49%	12.35%	6.64%
Russell 2000 Value Index+	Growth of $10,000	$10,767	$14,590	$21,258	$27,602
	Average annual total return	7.67%	13.42%	16.28%	10.69%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.02% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 7/31/07
DWS Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.02%	9.67%	13.56%	7.77%
Russell 2000 Value Index+	7.67%	13.42%	16.28%	10.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/07	$ 22.85
7/31/06	$ 25.90
Distribution Information: Twelve Months as of 7/31/07: Income Dividends	$ .12
Capital Gain Distributions	$ 4.02
Class S Lipper Rankings — Small-Cap Value Funds Category as of 7/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	252	of	267	95
3-Year	185	of	215	86
5-Year	134	of	164	82
10-Year	63	of	68	92

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Value Fund — Class S [] Russell 2000 Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/07
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,302	$13,191	$18,887	$21,130
	Average annual total return	3.02%	9.67%	13.56%	7.77%
Russell 2000 Value Index+	Growth of $10,000	$10,767	$14,590	$21,258	$27,602
	Average annual total return	7.67%	13.42%	16.28%	10.69%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2007 to July 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 902.90	$ 898.80	$ 898.80	$ 903.90
Expenses Paid per $1,000*	$ 6.42	$ 10.26	$ 10.50	$ 5.05
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,018.05	$ 1,013.98	$ 1,013.74	$ 1,019.49
Expenses Paid per $1,000*	$ 6.80	$ 10.89	$ 11.13	$ 5.36
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Value Fund	1.36%	2.18%	2.23%	1.07%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Small Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

BA, University of Connecticut.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience in trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Small Cap Value Fund's performance and strategy and the market environment for the 12-month period ended July 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market. Stock prices moved up fairly steadily during the last few months of 2006 and early 2007. After a dip in late February and early March, markets began to rise again; most indices were at or near their all-time highs by the end of May. Markets were volatile with no pronounced trend in June and early July, then dropped rather sharply in the last two weeks of July.

After a long period of market leadership by small-cap stocks, large-cap performed better over this the 12-month period. The Russell 1000® Index, which measures performance of large-cap stocks, returned 16.45%, while the small-cap Russell 2000® Index returned 12.12%.1 Mid-cap stocks were stronger than either small cap or large cap: The Russell Midcap™ Index returned 18.93% for the period.2 Within the small-cap category, which is the focus of this fund, growth stocks performed significantly better than value stocks: The Russell 2000® Growth Index returned 16.83%, while the Russell 2000® Value Index returned 7.67%.3

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
2 The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Among the 24 industry groups within the Russell 2000 Value Index into which we divide potential holdings, the best performing groups were materials; food, beverage and tobacco; and food and drug retailing. All three of these sectors had returns above 30%. The weakest sector by far was banks, down more than 16%; other sectors with negative returns were real estate, diversified financials and utilities.

Q: How did the fund perform during the 12-month period?

A: The fund had a total return (Class A shares) of 2.78%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's performance lagged its benchmark, the Russell 2000 Value Index, which had a return of 7.67% and was below the average of its peer group, the Lipper Small Cap Value Funds category, which had an average return of 12.42%.4

4 The Small Cap Value Funds category as tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index, based on price-to-current- earnings, book value, asset value or other factors. These funds normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Will you describe your investment process?

A: Our focus is on selection of individual holdings, based on their potential for attractive risk-adjusted return. We use a proprietary stock-evaluation approach that incorporates valuation and growth investment parameters, as well as market sentiment indicators to help pinpoint timely entry and exit opportunities. We believe that combining the techniques used by fundamental value investors with extensive growth and earnings analysis enables us to minimize investment-style bias and achieve an objective stock-selection process that can add value in any market environment. In addition, we incorporate market sentiment analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that the objectivity and discipline achieved through the use of our investment process provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well diversified, with only nominal deviations from the benchmark's industry weightings. In selecting stocks for the portfolio, we attempt to avoid deviating from the fund's asset class at all, selecting only from among the universe of small-company value stocks. As a rule, we do not make "macro bets," meaning investment decisions based on the outlook for the economy or specific industry sectors.

Q: Which sectors and holdings were most positive for performance?

A: Since this fund's management process is based almost entirely on stock selection, differences between the fund's return and the returns of the benchmarks result largely from the performance of individual securities.

In the pharmaceuticals and biotechnology sector, the portfolio benefited from a significant overweight in Perrigo Co., a producer of private label pharmaceutical and nutritional products.5 Two other positions in this sector that contributed were ViroPharma, Inc. and PharmaNet Development Group, Inc. ViroPharma was sold and the position in PharmaNet Development was reduced after they moved up to the point that our model indicated they were no longer attractive relative to others in their peer group.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Golden Telecom, Inc., which provides telecommunication services in Russia and other nations of the former Soviet Union, was a significant contributor to performance. Also in the telecommunication services sector, the fund's performance relative to the benchmark benefited from not owning 3Com Corp., which has been consistently unprofitable.

In the consumer durables and apparel sector, holdings that contributed to performance were Oakley, Inc., Marvel Entertainment, Inc. and Kellwood Co. Oakley, a producer of eyewear and accessories, was strong throughout the period and then moved up sharply on news that it had agreed to be acquired by Luxottica Group S.P.A., which owns the Ray-Ban brand. Marvel is a character-based entertainment company that has been successful in licensing characters such as Spider-Man, The Incredible Hulk, and Captain America for movies and toys; its stock moved up on news of a major share repurchase program. Stock of apparel maker Kellwood moved up on a stronger-than- expected earnings report. All three of these stocks were sold on strength. In the retailing sector, Big Lots, Inc. (which was sold on strength) and Payless ShoeSource, Inc., were up significantly, contributing to the fund's performance relative to the benchmark.

Q: What decisions hurt performance?

A: Consistent with the Russell 2000 Value Index, the worst performing sector on an absolute basis was banks, and it was also in this sector that our investment decisions detracted most from performance relative to the index. Among the positions that hurt performance were BankUnited Financial Corp., Fremont General Corp. and Corus Bankshares, Inc. All three of these are regional institutions whose earnings have been impacted by economic softness in particular areas. Like nearly all banks, their stocks have also been hit by concerns about subprime mortgages. We have reduced the positions in BankUnited and Corus somewhat and have eliminated Fremont General from the portfolio.

In the technology hardware and equipment sector, a position that detracted was Komag, Inc., which makes disks for hard drives. This stock has been sold, as our model indicates it is no longer attractive relative to its peer group. Another detractor was Group 1 Automotive, Inc. in the retailing sector, which has been affected by the downturn in the automobile industry. This stock has also been sold.

Q: What other comments do you have for shareholders?

A: While we are disappointed that the fund underperformed its benchmark for this period, we believe our investment process, which is based on fundamental growth and value indicators, will help us deliver solid performance over the long term. We believe the fund is well positioned for the near future, as we think it is likely that the market will continue to be quite volatile. We will continue to seek small-cap companies with strong fundamentals including good cash flow, solid earnings growth, healthy balance sheets, and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, is suitable for many investors.

We thank our investors for their continued interest in DWS Small Cap Value Fund. We look forward to contributing further to the achievement of your long-term investment goals.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/07	7/31/06

Common Stocks	98%	96%
Closed End Investment Company	1%	—
Cash Equivalents	1%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/07	7/31/06

Financials	30%	33%
Industrials	14%	10%
Information Technology	12%	10%
Consumer Discretionary	12%	17%
Energy	7%	5%
Materials	6%	7%
Health Care	6%	5%
Consumer Staples	5%	4%
Utilities	4%	5%
Telecommunication Services	4%	4%
	100%	100%
Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at July 31, 2007 (14.9% of Net Assets)
1. Magellan Health Services, Inc. Coordinates and manages delivery of behavioral health care treatment	1.7%
2. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.6%
3. CF Industries Holdings, Inc. Manufactures and distributes fertilizers	1.5%
4. Silgan Holdings, Inc. Manufacturer of consumer goods packaging products	1.5%
5. Apria Healthcare Group, Inc. Provider of comprehensive health care services	1.5%
6. Deluxe Corp. Printer of checks, various bank and business forms and provider of electronic fund transfer service	1.5%
7. Dollar Thrifty Automotive Group, Inc. Operator of car rental business	1.4%
8. Corus Bankshares, Inc. Holder of interest for commercial bank	1.4%
9. Swift Energy Co. Operates oil and gas properties	1.4%
10. Apollo Investment Corp. Closed-end management investment company	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2007

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 11.8%
Auto Components 0.8%
Aftermarket Technology Corp.*	42,400	1,286,840
Cooper Tire & Rubber Co.	33,800	777,062
		2,063,902
Automobiles 0.1%
Monaco Coach Corp. (a)	26,700	372,465
Distributors 0.0%
Core-Mark Holding Co., Inc.*	3,300	103,521
Diversified Consumer Services 0.1%
Steiner Leisure Ltd.*	3,400	142,290
Stewart Enterprises, Inc. "A"	11,000	77,110
		219,400
Hotels Restaurants & Leisure 2.5%
Applebee's International, Inc.	78,100	1,921,260
CEC Entertainment, Inc.*	26,100	770,211
Landry's Restaurants, Inc.	45,300	1,199,997
O'Charley's, Inc.	20,200	358,146
Papa John's International, Inc.*	95,700	2,625,051
		6,874,665
Household Durables 0.7%
American Greetings Corp. "A"	51,600	1,276,068
Blyth, Inc.	33,400	745,488
		2,021,556
Internet & Catalog Retail 0.1%
FTD Group, Inc.	23,500	387,985
Leisure Equipment & Products 0.3%
JAKKS Pacific, Inc.*	35,900	851,189
Media 1.7%
Citadel Broadcasting Corp.	152,800	767,056
Gray Television, Inc.	21,300	171,465
Harris Interactive, Inc.*	58,900	263,872
Scholastic Corp.*	105,300	3,388,554
		4,590,947
Specialty Retail 3.6%
Brown Shoe Co., Inc.	110,700	2,318,058
Cabela's, Inc.*	42,400	865,384
Charming Shoppes, Inc.*	49,100	485,108
Dress Barn, Inc.*	88,600	1,611,634
Finish Line, Inc. "A"	273,000	1,845,480
Payless ShoeSource, Inc.*	104,100	2,771,142
		9,896,806
Textiles, Apparel & Luxury Goods 1.9%
Perry Ellis International, Inc.*	22,150	664,721
Steven Madden Ltd.	7,700	217,140
Timberland Co. "A"*	28,000	665,560
UniFirst Corp.	4,500	169,020
Wolverine World Wide, Inc.	123,650	3,345,969
		5,062,410
Consumer Staples 4.7%
Food & Staples Retailing 1.6%
Casey's General Stores, Inc.	68,800	1,715,184
Spartan Stores, Inc.	87,700	2,566,979
		4,282,163
Food Products 2.5%
Cal-Maine Foods, Inc.	47,600	864,416
Flowers Foods, Inc.	141,937	2,909,709
Imperial Sugar Co. (a)	59,500	1,601,145
Seaboard Corp.	800	1,600,000
		6,975,270
Personal Products 0.5%
Elizabeth Arden, Inc.*	63,600	1,369,944
Tobacco 0.1%
Vector Group Ltd. (a)	6,600	141,240
Energy 6.8%
Energy Equipment & Services 3.0%
Grey Wolf, Inc.*	462,400	3,426,384
GulfMark Offshore, Inc.*	13,900	653,022
Parker Drilling Co.*	247,600	2,332,392
Pioneer Drilling Co.*	50,000	629,000
Trico Marine Services, Inc.* (a)	36,900	1,308,105
		8,348,903
Oil, Gas & Consumable Fuels 3.8%
Comstock Resources, Inc.*	108,100	2,903,566
Rosetta Resources, Inc.*	35,000	630,350
Swift Energy Co.*	89,800	3,838,052
USEC, Inc.*	178,900	3,003,731
		10,375,699
Financials 28.7%
Capital Markets 0.7%
Ares Capital Corp.	215	3,352
Capital Southwest Corp.	1,500	203,310
GAMCO Investors, Inc. "A"	1,900	98,686
Gladstone Capital Corp. (a)	11,600	231,188
Hercules Technology Growth Capital, Inc.	16,500	202,455
MCG Capital Corp.	47,800	691,666
Patriot Capital Funding, Inc.	16,700	214,094
Prospect Capital Corp. (a)	18,100	280,912
		1,925,663
Commercial Banks 7.8%
Alabama National BanCorp.	13,800	736,506
BancFirst Corp.	7,200	290,952
Banner Corp.	10,400	318,448
Citizens Republic Bancorp., Inc. (a)	155,500	2,503,550
Columbia Banking System, Inc.	11,800	299,720
Community Bancorp.*	4,400	103,004
First Community Bancorp.	7,300	366,606
First Midwest Bancorp., Inc.	28,100	924,209
FirstMerit Corp.	85,300	1,563,549
Glacier Bancorp., Inc.	11,600	220,980
Hancock Holding Co.	52,700	1,863,999
IBERIABANK Corp.	5,950	250,733
International Bancshares Corp.	12,600	277,578
MB Financial, Inc.	22,700	723,676
Pacific Capital Bancorp.	108,466	2,266,939
Provident Bankshares Corp.	32,100	921,270
Sandy Spring Bancorp., Inc.	13,350	359,649
Southwest Bancorp., Inc.	10,100	199,475
Sterling Financial Corp. (PA)	22,100	369,733
Sterling Financial Corp. (WA)	120,600	2,738,826
Susquehanna Bancshares, Inc. (a)	100,500	1,738,650
Trustmark Corp.	3,600	90,108
UMB Financial Corp.	38,370	1,432,736
United Bankshares, Inc.	35,100	977,535
		21,538,431
Consumer Finance 0.1%
Nelnet, Inc. "A"	13,700	237,010
Insurance 6.2%
Aspen Insurance Holdings Ltd.	108,300	2,647,935
Assured Guaranty Ltd.	26,600	647,444
Commerce Group, Inc.	28,000	804,440
IPC Holdings Ltd.	70,700	1,754,067
Max Capital Group Ltd.	60,100	1,569,211
Montpelier Re Holdings Ltd.	50,600	802,010
Navigators Group, Inc.*	16,000	836,960
Odyssey Re Holdings Corp.	71,000	2,499,200
Platinum Underwriters Holdings Ltd.	43,900	1,457,480
RAM Holdings Ltd.*	11,300	150,516
Safety Insurance Group, Inc.	43,900	1,461,870
Seabright Insurance Holdings*	67,200	1,218,336
Selective Insurance Group, Inc.	41,300	847,476
Stewart Information Services Corp.	6,600	240,768
		16,937,713
Real Estate Investment Trusts 9.0%
Alexandria Real Estate Equities, Inc. (REIT)	12,600	1,085,238
American Financial Realty Trust (REIT)	54,400	477,088
American Home Mortgage Investment Corp. (REIT) (a)	29,600	30,784
Anthracite Capital, Inc. (REIT)	76,200	716,280
Ashford Hospitality Trust (REIT)	72,800	744,016
BioMed Realty Trust, Inc. (REIT)	52,000	1,135,680
Corporate Office Properties Trust (REIT)	6,200	233,678
DCT Industrial Trust, Inc. (REIT)	72,900	714,420
Education Realty Trust, Inc. (REIT)	54,200	712,730
Entertainment Properties Trust (REIT)	11,500	512,325
Equity One, Inc. (REIT)	47,500	1,096,300
First Industrial Realty Trust, Inc. (REIT) (a)	22,800	882,588
Healthcare Realty Trust, Inc. (REIT)	42,800	993,816
Home Properties, Inc. (REIT)	11,200	518,560
Inland Real Estate Corp. (REIT)	27,600	417,312
LaSalle Hotel Properties (REIT)	33,200	1,328,996
Lexington Realty Trust (REIT)	59,000	1,113,330
Maguire Properties, Inc. (REIT)	21,600	617,976
National Retail Properties, Inc. (REIT)	55,800	1,208,628
Nationwide Health Properties, Inc. (REIT)	26,000	619,580
Newcastle Investment Corp. (REIT)	19,700	354,797
Pennsylvania Real Estate Investment Trust (REIT)	27,500	1,070,850
Potlatch Corp. (REIT)	33,000	1,441,770
RAIT Financial Trust (REIT) (a)	36,700	380,212
Realty Income Corp. (REIT) (a)	67,900	1,593,613
Redwood Trust, Inc. (REIT) (a)	19,400	558,720
Senior Housing Properties Trust (REIT)	26,900	464,832
Sovran Self Storage, Inc. (REIT)	21,100	909,410
Strategic Hotels & Resorts, Inc. (REIT)	64,500	1,372,560
Sunstone Hotel Investors, Inc. (REIT)	42,000	1,042,440
U-Store-It Trust (REIT)	21,100	301,941
		24,650,470
Thrifts & Mortgage Finance 4.9%
Anchor BanCorp. Wisconsin, Inc.	12,300	274,905
BankAtlantic Bancorp., Inc. "A"	49,400	433,238
BankUnited Financial Corp. "A" (a)	217,600	3,664,384
Berkshire Hills Bancorp., Inc.	5,600	146,944
Corus Bankshares, Inc. (a)	237,800	3,866,628
FirstFed Financial Corp.* (a)	54,400	2,458,880
Franklin Bank Corp.*	33,600	360,528
ITLA Capital Corp.	4,700	199,750
PFF Bancorp., Inc.	43,450	726,484
Triad Guaranty, Inc.*	22,800	628,596
WSFS Financial Corp.	11,100	612,942
		13,373,279
Health Care 5.6%
Health Care Providers & Services 4.3%
Apria Healthcare Group, Inc.*	155,300	4,071,966
Centene Corp.*	115,300	2,491,633
Healthspring, Inc.*	45,800	783,180
Magellan Health Services, Inc.*	110,100	4,604,382
		11,951,161
Life Sciences Tools & Services 0.8%
Cambrex Corp.	120,600	1,647,396
PharmaNet Development Group, Inc.*	21,200	593,600
		2,240,996
Pharmaceuticals 0.5%
Alpharma, Inc. "A"	16,700	413,993
Perrigo Co.	46,200	861,630
		1,275,623
Industrials 13.7%
Aerospace & Defense 0.2%
Cubic Corp.	23,600	649,708
Air Freight & Logistics 0.2%
Atlas Air Worldwide Holdings, Inc.*	9,000	487,890
Airlines 2.4%
Alaska Air Group, Inc.*	130,600	3,046,898
ExpressJet Holdings, Inc.* (a)	167,400	875,502
SkyWest, Inc.	121,400	2,708,434
		6,630,834
Building Products 0.4%
American Woodmark Corp. (a)	25,800	775,290
Builders FirstSource, Inc.*	20,800	304,928
		1,080,218
Commercial Services & Supplies 2.0%
Deluxe Corp.	106,200	4,010,112
Watson Wyatt Worldwide, Inc. "A"	35,300	1,572,615
		5,582,727
Construction & Engineering 2.6%
EMCOR Group, Inc.* (a)	123,500	4,433,650
Perini Corp.*	45,000	2,763,450
		7,197,100
Electrical Equipment 1.4%
GrafTech International Ltd.*	177,200	2,744,828
Lamson & Sessions Co.* (a)	33,900	750,546
LSI Industries, Inc.	14,800	246,716
		3,742,090
Industrial Conglomerates 0.6%
Tredegar Corp.	81,900	1,503,684
Machinery 2.2%
Accuride Corp.*	91,300	1,288,243
Actuant Corp. "A"	6,400	390,272
Cascade Corp.	17,600	1,193,104
CLARCOR, Inc.	26,800	932,372
Columbus McKinnon Corp.*	16,700	428,355
Freightcar America, Inc. (a)	40,100	1,895,527
		6,127,873
Road & Rail 1.7%
Dollar Thrifty Automotive Group, Inc.*	106,300	3,924,596
Marten Transport Ltd.*	47,100	705,087
MascoTech, Inc.* (Escrow Shares)	90,800	0
		4,629,683
Information Technology 12.4%
Communications Equipment 0.6%
Dycom Industries, Inc.*	54,700	1,528,865
Symmetricom, Inc.*	19,600	146,216
		1,675,081
Computers & Peripherals 1.1%
Emulex Corp.*	148,400	2,938,320
Electronic Equipment & Instruments 2.0%
Agilysys, Inc.	119,200	2,289,832
Littelfuse, Inc.*	52,300	1,704,457
MTS Systems Corp.	12,900	538,575
Technitrol, Inc.	39,500	1,027,000
		5,559,864
Internet Software & Services 2.0%
EarthLink, Inc.*	139,000	966,050
InfoSpace, Inc.	37,300	776,586
RealNetworks, Inc.*	63,300	450,696
S1 Corp.*	19,100	138,857
SAVVIS, Inc.*	62,500	2,347,500
United Online, Inc. (a)	58,000	818,960
		5,498,649
IT Services 1.3%
CACI International, Inc. "A"*	18,400	817,696
CSG Systems International, Inc.*	110,300	2,759,706
		3,577,402
Semiconductors & Semiconductor Equipment 4.0%
Brooks Automation, Inc.*	185,500	3,259,235
Cymer, Inc.*	15,500	662,625
DSP Group, Inc.*	74,800	1,332,936
Entegris, Inc.*	14,700	158,466
Photronics, Inc.*	176,700	2,477,334
RF Micro Devices, Inc.* (a)	454,700	3,155,618
		11,046,214
Software 1.4%
JDA Software Group, Inc.*	36,600	827,526
Parametric Technology Corp.*	28,800	507,744
Sybase, Inc.*	101,500	2,407,580
		3,742,850
Materials 5.9%
Chemicals 2.0%
CF Industries Holdings, Inc.	71,700	4,121,316
Innospec, Inc.	19,800	545,094
Koppers Holdings, Inc.	4,200	124,194
Spartech Corp.	29,500	650,475
		5,441,079
Containers & Packaging 1.5%
Silgan Holdings, Inc.	79,000	4,077,980
Metals & Mining 1.7%
Century Aluminum Co.* (a)	47,500	2,448,150
Quanex Corp.	50,925	2,294,680
		4,742,830
Paper & Forest Products 0.7%
Buckeye Technologies, Inc.*	124,600	1,910,118
Schweitzer-Mauduit International, Inc.	3,800	86,754
		1,996,872
Telecommunication Services 3.9%
Diversified Telecommunication Services 3.0%
Alaska Communications Systems Group, Inc. (a)	178,200	2,560,734
Cincinnati Bell, Inc.*	164,300	847,788
General Communication, Inc. "A"*	95,800	1,102,658
Golden Telecom, Inc. (a)	50,500	3,259,775
Premiere Global Services, Inc.*	48,000	558,720
		8,329,675
Wireless Telecommunication Services 0.9%
Rural Celluar Corp. "A"*	37,900	1,616,814
USA Mobility, Inc.*	33,800	806,806
		2,423,620
Utilities 4.3%
Electric Utilities 1.7%
ALLETE, Inc. (a)	37,400	1,639,616
Portland General Electric Co.	109,300	2,941,263
		4,580,879
Gas Utilities 1.8%
New Jersey Resources Corp.	24,550	1,153,850
Northwest Natural Gas Co.	46,400	1,933,488
Southwest Gas Corp.	57,900	1,799,532
		4,886,870
Multi-Utilities 0.8%
Avista Corp.	30,700	608,475
Black Hills Corp.	43,800	1,633,740
		2,242,215
Total Common Stocks (Cost $271,934,339)		268,460,618

Closed End Investment Company 1.4%
Apollo Investment Corp. (a) (Cost $3,879,476)	181,541	3,828,700
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.2%
US Treasury Obligations
US Treasury Bill, 5.036%**, 10/18/2007 (b) (Cost $661,845)	670,000	663,064
	Shares	Value ($)

Securities Lending Collateral 14.2%
Daily Assets Fund Institutional, 5.36% (c) (d) (Cost $39,071,235)	39,071,235	39,071,235

Cash Equivalents 0.9%
Cash Management QP Trust, 5.35% (c) (Cost $2,379,840)	2,379,840	2,379,840
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $317,926,735)+	114.5	314,403,457
Other Assets and Liabilities, Net	(14.5)	(39,850,511)
Net Assets	100.0	274,552,946
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $318,669,473. At July 31, 2007, net unrealized depreciation for all securities based on tax cost was $4,266,016. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,284,432 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,550,448.
(a) All or a portion of these securities were on loan amounting to $36,134,604 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net are pending sales amounting to $878,820 that are also on loan. The value of all securities loaned at July 31, 2007 amounted to $37,013,424 which is 13.5% of net assets.
(b) At July 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At July 31, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000® Index	9/21/2007	6	2,526,603	2,343,000	(183,603)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2007
Assets
Investments: Investments in securities, at value (cost $276,475,660) — Including $36,134,604 of securities loaned	$ 272,952,382
Investment in Daily Assets Fund Institutional (cost $39,071,235)*	39,071,235
Investment in Cash Management QP Trust (cost $2,379,840)	2,379,840
Total investments, at value (cost $317,926,735)	314,403,457
Receivable for Fund shares sold	465,765
Receivable for investments sold	1,051,952
Dividends receivable	444,969
Interest receivable	61,255
Other assets	18,409
Total assets	316,445,807
Liabilities
Cash overdraft	954,582
Payable for Fund shares redeemed	1,271,345
Payable upon return of securities loaned	39,071,235
Payable for daily variation margin on open futures contracts	18,055
Accrued management fee	169,422
Other accrued expenses and payables	408,222
Total liabilities	41,892,861
Net assets, at value	$ 274,552,946
Net Assets Consist of
Undistributed net investment income	1,417,526
Net unrealized appreciation (depreciation) on: Investments	(3,523,278)
Futures	(183,603)
Accumulated net realized gain (loss)	32,661,406
Paid-in capital	244,180,895
Net assets, at value	$ 274,552,946
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($15,557,319 ÷ 680,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.87
Maximum offering price per share (100 ÷ 94.25 of $22.87)	$ 24.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,983,478 ÷ 137,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.69

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,130,443 ÷ 327,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.77
Class S Net Asset Value, offering and redemption price(a) per share ($248,881,706 ÷ 10,889,672 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.85
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,012)	$ 5,460,946
Interest	32,121
Interest — Cash Management QP Trust	465,471
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	296,111
Other income*	33,425
Total Income	6,288,074
Expenses: Management fee	2,158,582
Administration fee	324,599
Services to shareholders	696,129
Custodian fee	13,433
Distribution service fees	135,623
Auditing	68,174
Legal	11,215
Trustees' fees and expenses	16,227
Reports to shareholders	99,060
Registration fees	57,062
Other	19,268
Total expenses before expense reductions	3,599,372
Expense reductions	(141)
Total expenses after expense reductions	3,599,231
Net investment income (loss)	2,688,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	42,939,468
Futures	1,621,707
44,561,175
Change in net unrealized appreciation (depreciation) on: Investments	(33,613,340)
Futures	(84,481)
(33,697,821)
Net gain (loss)	10,863,354
Net increase (decrease) in net assets resulting from operations	$ 13,552,197
* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2007	2006
Operations: Net investment income (loss)	$ 2,688,843	$ 1,344,107
Net realized gain (loss)	44,561,175	40,334,970
Change in net unrealized appreciation (depreciation)	(33,697,821)	(29,615,822)
Net increase (decrease) in net assets resulting from operations	13,552,197	12,063,255
Distributions to shareholders from: Net investment income: Class A	(13,484)	—
Class S	(1,257,833)	(1,580,033)
Net realized gains: Class A	(2,181,612)	(1,423,776)
Class B	(476,603)	(336,447)
Class C	(976,538)	(427,680)
Class S	(42,717,590)	(36,164,229)
Fund share transactions: Proceeds from shares sold	42,346,993	55,527,116
Reinvestment of distributions	46,445,915	38,487,126
Cost of shares redeemed	(104,442,677)	(108,994,166)
Redemption fees	10,373	13,009
Net increase (decrease) in net assets from Fund share transactions	(15,639,396)	(14,966,915)
Increase (decrease) in net assets	(49,710,859)	(42,835,825)
Net assets at beginning of period	324,263,805	367,099,630
Net assets at end of period (including undistributed net investment income of $1,417,526 and $0, respectively)	$ 274,552,946	$ 324,263,805

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 25.89	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Income (loss) from investment operations: Net investment income (loss)[a]	.15[c,d]	.02	(.03)	.08	.05
Net realized and unrealized gain (loss)	.87	.80	5.76	5.32	2.28
Total from investment operations	1.02	.82	5.73	5.40	2.33
Less distributions from: Net investment income	(.02)	—	(.13)	(.02)	—
Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(4.04)	(3.09)	(3.80)	(.02)	(2.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.87	$ 25.89	$ 28.16	$ 26.23	$ 20.85
Total Return (%)[b]	2.78[c]	3.66	22.75	25.84	13.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	14	14	9	3
Ratio of expenses (%)	1.37	1.42	1.41	1.35	1.44
Ratio of net investment income (loss) (%)	.57[c,d]	.10	(.12)	.35	.28
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Class B Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.91	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)[c,d]	(.18)	(.23)	(.12)	(.10)
Net realized and unrealized gain (loss)	.84	.74	5.62	5.23	2.25
Total from investment operations	.80	.56	5.39	5.11	2.15
Less distributions from: Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 21.69	$ 24.91	$ 27.44	$ 25.72	$ 20.61
Total Return (%)[b]	1.87[c]	2.74	21.72	24.79	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	2
Ratio of expenses (%)	2.19	2.27	2.20	2.24	2.26
Ratio of net investment income (loss) (%)	(.25)[c,d]	(.75)	(.91)	(.54)	(.54)
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Class C Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.98	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)[c,d]	(.15)	(.23)	(.10)	(.10)
Net realized and unrealized gain (loss)	.84	.75	5.62	5.24	2.25
Total from investment operations	.81	.60	5.39	5.14	2.15
Less distributions from: Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 21.77	$ 24.98	$ 27.47	$ 25.75	$ 20.61
Total Return (%)[b]	1.95[c]	2.90	21.74	24.94	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	4	2.66
Ratio of expenses (%)	2.15	2.13	2.19	2.08	2.25
Ratio of net investment income (loss) (%)	(.21)[c,d]	(.61)	(.90)	(.38)	(.53)
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Class S Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 25.90	$ 28.22	$ 26.27	$ 20.87	$ 20.79
Income (loss) from investment operations: Net investment income (loss)[a]	.23[b,c]	.11	.07	.13	.10
Net realized and unrealized gain (loss)	.86	.80	5.75	5.35	2.28
Total from investment operations	1.09	.91	5.82	5.48	2.38
Less distributions from: Net investment income	(.12)	(.14)	(.20)	(.08)	(.05)
Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(4.14)	(3.23)	(3.87)	(.08)	(2.30)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.85	$ 25.90	$ 28.22	$ 26.27	$ 20.87
Total Return (%)	3.02[b]	4.01	23.11	26.26	13.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249	302	346	288	237
Ratio of expenses (%)	1.06	1.09	1.04	1.16	1.21
Ratio of net investment income (loss) (%)	.88[b,c]	.43	.25	.54	.51
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[c] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Small Cap Value Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 15,701,013
Undistributed net long-term capital gains	$ 18,937,055
Net unrealized appreciation (depreciation) on investments	$ (4,266,016)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2007	2006
Distributions from ordinary income*	$ 15,780,186	$ 10,144,101
Distributions from long-term capital gains	$ 31,843,474	$ 29,788,064
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from August 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available currently from a REIT, certain recharacterizations will be based on the latest available information. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $338,661,294 and $386,007,060, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Over $500 million of such net assets	.615%

Accordingly, for the year ended July 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from August 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.52%
Class B	2.27%
Class C	2.27%
Class S	1.27%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2007, the Advisor received an Administration Fee of $324,599, of which $25,987 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2007
Class A	$ 37,307	$ 10,382
Class B	10,260	3,014
Class C	12,613	3,796
Class S	490,391	133,216
	$ 550,571	$ 150,408

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2007
Class B	$ 23,970	$ 2,013
Class C	50,507	4,923
	$ 74,477	$ 6,936

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2007	Annual Effective Rate
Class A	$ 36,875	$ 4,121.24%
Class B	7,805	640.24%
Class C	16,466	1,688.24%
	$ 61,146	$ 6,449

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2007 aggregated $9,049.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2007, the CDSC for Class B and C shares aggregated $7,997 and $1,130, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,520, of which $22,302 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the Fund's custodian fees were reduced by $141 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	277,322	$ 7,071,664	284,703	$ 7,558,338
Class B	43,162	1,071,666	32,977	846,537
Class C	165,036	4,094,934	116,367	2,964,114
Class S	1,181,909	30,108,729	1,653,343	44,158,127
		$ 42,346,993		$ 55,527,116
Shares issued to shareholders in reinvestment of distributions
Class A	83,233	$ 2,058,344	54,277	$ 1,315,945
Class B	18,304	431,437	13,249	310,382
Class C	40,069	948,433	17,658	414,798
Class S	1,743,315	43,007,701	1,506,033	36,446,001
		$ 46,445,915		$ 38,487,126
Shares redeemed
Class A	(218,560)	$ (5,588,576)	(288,478)	$ (7,598,151)
Class B	(42,033)	(1,029,812)	(47,056)	(1,211,819)
Class C	(82,343)	(2,014,053)	(72,216)	(1,857,319)
Class S	(3,707,367)	(95,810,236)	(3,753,038)	(98,326,877)
		$ (104,442,677)		$ (108,994,166)
Redemption fees		$ 10,373		$ 13,009
Net increase (decrease)
Class A	141,995	$ 3,542,265	50,502	$ 1,278,292
Class B	19,433	473,326	(830)	(54,900)
Class C	122,762	3,031,275	61,809	1,521,598
Class S	(782,143)	(22,686,262)	(593,662)	(17,711,905)
		$ (15,639,396)		$ (14,966,915)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $33,425 from the Advisor for its settlement portion, which is equivalent to $0.003 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and the Shareholders of DWS Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Value Fund (the "Fund") at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $2.76 per share from net long-term capital gains during its year ended July 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $28,520,000 as capital gain dividends for its year ended July 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2007 qualified for the dividends-received deduction.

For federal income tax purposes, the Fund designates $6,777,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		77
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	77
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	77
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	77
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	77
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	77
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	77
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	77
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	77
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	77
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		75
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SAAUX	SABUX	SACUX	SCSUX
CUSIP Number	23337G 704	23337G 803	23337G 886	23338K 860
Fund Number	450	650	750	2078

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2007, DWS Small Cap Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$59,000	$0	$0	$0
2006	$52,700	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$77,000	$13,000	$0
2006	$168,700	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$13,000	$0	$13,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 1, 2007